NOTICE OF WITHDRAWAL OF TENDER

Regarding Shares of Limited Liability Company Interest In

Grosvenor Registered Multi-Strategy Fund (TI 2), LLC

Tendered Pursuant to the Offer to Purchase

Dated September 25, 2015

The Offer will expire

at, and this Notice of Withdrawal must be

received by, 12:00 midnight, Eastern Time,

on October 27, 2015, unless the Offer is extended.

Complete this Notice of Withdrawal and return by Mail, E-Mail or Fax to:

By Mail:

Grosvenor Funds

c/o BNY Mellon TA Alternative Investment RIC Funds

4400 Computer Drive

Westborough, MA 01581

Phone: (877) 355-1469

By E-Mail:

grosvenordeinvservices@bnymellon.com

Please include the words “Grosvenor Funds Tender Documents” in the subject line.

By Fax:

(508) 599-6042

You are responsible for confirming that this Notice of Withdrawal is received by the Fund.

Notice of Withdrawal of Tender – TI 2 (GSLLC)	Page 1

Ladies and Gentlemen:

The undersigned hereby withdraws the tender of its shares of limited liability company interest (“Shares”) in Grosvenor Registered Multi-Strategy Fund (TI 2), LLC (the “Fund”), for purchase by the Fund that previously was submitted by the undersigned in a Letter of Transmittal dated                         .

This tender was in the amount of:

☐	All Shares

☐	Portion of Shares expressed as a specific dollar value: $

The undersigned recognizes that upon submission on a timely basis of this Notice of Withdrawal of Tender, properly executed, the Shares previously tendered will not be purchased by the Fund.

FOR INDIVIDUAL INVESTORS (including spouses invested jointly):

Signature of Investor(s) or Authorized Person(s)	Signature of Investor(s) or Authorized Person(s)

Name of Signatory (please print)	Name of Signatory (please print)

Title of Authorized Person (please print)	Title of Authorized Person (please print)

Date	Date

FOR ENTITY INVESTORS (e.g., trusts, endowments, foundations, corporations, and partnerships):

Signature of Investor(s) or Authorized Person(s)	Signature of Investor(s) or Authorized Person(s)

Name of Signatory (please print)	Name of Signatory (please print)

Title of Authorized Person (please print)	Title of Authorized Person (please print)

Date	Date

Signature of Investor(s) or Authorized Person(s)	Signature of Investor(s) or Authorized Person(s)

Name of Signatory (please print)	Name of Signatory (please print)

Title of Authorized Person (please print)	Title of Authorized Person (please print)

Date	Date

Notice of Withdrawal of Tender – TI 2 (GSLLC)	Page 2

NOTICE OF WITHDRAWAL OF TENDER

Regarding Shares of Limited Liability Company Interest In

Grosvenor Registered Multi-Strategy Fund (TI 2), LLC

Tendered Pursuant to the Offer to Purchase

Dated September 25, 2015

The Offer will expire

at, and this Notice of Withdrawal must be

received by, 12:00 midnight, Eastern Time,

on October 27, 2015, unless the Offer is extended.

Complete this Notice of Withdrawal and return by Mail or Fax to your Merrill Lynch, Pierce, Fenner &

Smith, Inc. (“Merrill”) Financial Adviser.

YOUR MERRILL FINANCIAL ADVISER MUST CONTACT THE AI SERVICE DESK FOR

PROCESSING BY THE EXPIRATION DATE.

You are responsible for confirming that this Notice of Withdrawal is received by your Merrill Financial Adviser.

Notice of Withdrawal of Tender – TI 2 (ML)	Page 1

Ladies and Gentlemen:

The undersigned hereby withdraws the tender of its shares of limited liability company interest (“Shares”) in Grosvenor Registered Multi-Strategy Fund (TI 2), LLC (the “Fund”), for purchase by the Fund that previously was submitted by the undersigned in a Letter of Transmittal dated                         .

This tender was in the amount of:

☐	All Shares

☐	Portion of Shares expressed as number of units:

The undersigned recognizes that upon submission on a timely basis of this Notice of Withdrawal of Tender, properly executed, the Shares previously tendered will not be purchased by the Fund.

FOR INDIVIDUAL INVESTORS (including spouses invested jointly):

Signature of Investor(s) or Authorized Person(s)	Signature of Investor(s) or Authorized Person(s)

Name of Signatory (please print)	Name of Signatory (please print)

Title of Authorized Person (please print)	Title of Authorized Person (please print)

Date	Date

FOR ENTITY INVESTORS (e.g., trusts, endowments, foundations, corporations, and partnerships):

Signature of Investor(s) or Authorized Person(s)	Signature of Investor(s) or Authorized Person(s)

Name of Signatory (please print)	Name of Signatory (please print)

Title of Authorized Person (please print)	Title of Authorized Person (please print)

Date	Date

Signature of Investor(s) or Authorized Person(s)	Signature of Investor(s) or Authorized Person(s)

Name of Signatory (please print)	Name of Signatory (please print)

Title of Authorized Person (please print)	Title of Authorized Person (please print)

Date	Date

Notice of Withdrawal of Tender – TI 2 (ML)	Page 2